Contact:                      Marissa Vidaurri, Investor Relations, marissa.vidaurri@ni.com

NI Reports Record Quarterly Revenue and 13% Percent YOY Order Growth
Company Sees Significant Increase in Operating Leverage with Non-GAAP Operating Income up 40% YOY

Q2 2014 Highlights

•	Quarterly revenue of $313 million, up 6 percent year-over-year
•	Strong order growth for CompactRIO and PXI products
•	GAAP operating income up 67 percent year-over-year
•	Non-GAAP operating income up 40 percent year-over-year
•	Fully diluted GAAP EPS of $0.19 and fully diluted non-GAAP EPS of $0.25
•	EBITDA of $48 million or $0.38 per share
•	Cash and cash equivalents of $402 million

AUSTIN, Texas – July 29, 2014 – National Instruments (Nasdaq: NATI) today announced Q2 revenue of $313 million, up 6 percent year-over-year. Backlog increased by $5 million and deferred revenue increased by $5 million from the first quarter. The company’s orders under $20,000 grew 4 percent year-over-year; orders between $20,000 and $100,000 increased 6 percent year-over-year; and orders above $100,000 increased 43 percent year-over-year. In Q2 2014, NI recognized $20 million in revenue from its largest customer, compared with $23 million recognized in Q2 2013. Year-to-date, through July 29, we have received $49 million in orders from this customer, compared to $33 million at this point last year.

GAAP net income for Q2 was $25 million, with fully diluted earnings per share (EPS) of $0.19, and non-GAAP net income was $32 million, with non-GAAP fully diluted EPS of $0.25. EBITDA, or Earnings Before Interest, Taxes, Depreciation and Amortization, was $48 million, or $0.38 per share in the second quarter.

In Q2, GAAP gross margin was 74 percent and non-GAAP gross margin was 75 percent, up 210 basis points from Q2 2013. Total GAAP operating expenses were $199 million, up 3 percent year-over-year. Total non-GAAP operating expenses were $192 million, up 4 percent year-over-year.

GAAP operating margin was 10 percent in Q2, with GAAP operating income of $32 million, up 67 percent year-over-year. Non-GAAP operating margin was 13.5 percent in Q2, with non-GAAP operating income of $42 million, up 40 percent year-over-year.

The company’s non-GAAP results exclude the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition-related adjustments and acquisition-related transaction costs. Reconciliations of the company’s GAAP and non-GAAP results are included as part of this news release.

“I am pleased to see our platform-based approach advancing our leadership position in test and measurement and industrial applications,” said Dr. James Truchard, NI president, CEO and co-founder. “I am optimistic about our long-term position in the industry. The differentiation we deliver to our customers through graphical system design positions us well to solve the applications our customers face in areas such as the Internet of Things.”

Geographic revenue in U.S. dollar terms for Q2 2014 compared with Q2 2013 was up 7 percent in the Americas, up 12 percent in Europe, down 1 percent in East Asia and up 4 percent in Emerging Markets. In local currency terms, revenue was up 7 percent in Europe, down 1 percent in East Asia and up 11 percent in Emerging Markets.

As of June 30, NI had $402 million in cash and short-term investments. The company paid $19 million in dividends in the second quarter. The NI Board of Directors also approved a quarterly dividend of $0.15 per share on the company’s common stock payable on Sept. 2, 2014 to stockholders of record on Aug. 11, 2014.

Guidance for Q3 2014

“While the Global PMI declined slightly in Q2, the improvement in June gives us increased confidence in our ability to continue to deliver revenue growth in Q3,” said Alex Davern, NI COO and CFO. “This confidence and our commitment to deliver on our leverage plan leads us to expect improved year-over-year operating performance in Q3.”

Gross margins are expected to be up sequentially in Q3. Additionally, we will be recognizing a $14 million, or $0.11 per share, tax benefit in Q3 related to the completion of an audit of our U.S. tax return by the IRS for 2010 and 2011.  This tax benefit is factored into both our GAAP and non-GAAP guidance for Q3 and we do not expect similar benefits in Q4.

NI currently expects revenue for Q3 2014 to be between $298 million and $326 million, up 8 percent year-over-year at the midpoint. NI expects fully diluted EPS to be in the range of $0.24 to $0.36 for Q3, with non-GAAP fully diluted EPS expected to be in the range of $0.30 to $0.42.

Non-GAAP Presentation

In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results and non-GAAP information that exclude certain charges. In this news release, the company has presented its gross profit, gross margin, operating expenses, operating income, operating margin, income before income taxes, provision for income taxes, net income and basic and fully diluted EPS for the three-month periods ending June 30, 2014 and 2013, on a GAAP and non-GAAP basis. NI is also providing guidance on its non-GAAP fully diluted EPS.

When presenting non-GAAP information, the company includes a reconciliation of the non-GAAP results to the GAAP results. Management believes that including the non-GAAP results assists investors in assessing the company’s operational performance and its performance relative to its competitors. The company presents these non-GAAP results as a complement to results provided in accordance with GAAP, and these results should not be regarded as a substitute for GAAP. Management uses these non-GAAP measures to manage and assess the profitability and performance of its business and does not consider stock-based compensation expense, amortization of acquisition-related intangibles, acquisition-related adjustments and acquisition-related transaction costs in managing its operations. Specifically, management uses non-GAAP measures to plan and forecast future periods, to establish operational goals, to compare with its business plan and individual operating budgets, to measure management performance for the purposes of executive compensation including payments to be made under bonus plans, to assist the public in measuring the company’s performance relative to the company’s long-term public performance goals, to allocate resources and, relative to the company’s historical financial performance, to enable comparability between periods. Management also considers such non-GAAP results to be an important supplemental measure of its performance.

This news release also discloses the company’s EBITDA and EBITDA diluted EPS for the three- and six-month periods ending June 30, 2014 and 2013. The company also believes that including the EBITDA results assists investors in assessing the company’s operational performance relative to its competitors. A reconciliation of EBITDA and EBITDA diluted EPS to GAAP net income and GAAP diluted EPS is included with this news release.

Conference Call Information and Availability of Presentation Materials

Interested parties can listen to the Q2 2014 conference call today, July 29, at 4:00 p.m. CT at ni.com/call. Replay information is available by calling (855) 859-2056, confirmation code #65685404, shortly after the call through Aug. 3 at 11:00 p.m. CT, or by visiting the company’s website at ni.com/call. You may also view certain presentation materials that we may refer to on the conference call at ni.com/nati.

Forward-Looking Statements

This release contains “forward-looking statements,” including statements regarding advancing our leadership position, being optimistic about our long-term position in the industry, helping engineers and scientists simplify problems and reduce costs while scaling and adapting to changing demands, increased confidence in our ability to continue to deliver revenue growth, expecting improved year-over-year operating performance in Q3, expecting gross margins to increase sequentially in Q3 and recognizing a tax benefit in Q3, and NI’s Q3 guidance for revenue and GAAP and non-GAAP EPS. These statements are subject to a number of risks and uncertainties, including the risk of adverse changes or fluctuations in the global economy, foreign exchange fluctuations, component shortages, delays in the release of new products, fluctuations in customer demand for NI products including orders from NI’s largest customer, fluctuations in average order size and customer mix, the company’s ability to effectively manage its operating expenses, manufacturing inefficiencies and the level of capacity utilization, and the impact of any acquisitions by NI. Actual results may differ materially from the expected results.

The company directs readers to its Form 10-K for the fiscal year ended Dec. 31, 2013 and its Form 10-Q for the quarter ended March 31, 2014, and the other documents it files with the SEC for other risks associated with the company’s future performance.

About NI
Since 1976, NI (www.ni.com) has made it possible for engineers and scientists to solve the world’s greatest engineering challenges with powerful, flexible technology solutions that accelerate productivity and drive rapid innovation. Customers from a wide variety of industries –from healthcare to automotive and from consumer electronics to particle physics – use NI’s integrated hardware and software platform to improve the world we live in. (NATI-F)

CompactRIO, National Instruments, NI and ni.com are trademarks of National Instruments. Other product and company names listed are trademarks or trade names of their respective companies.

National Instruments
Condensed Consolidated Balance Sheets
(in thousands)

	June 30,	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$237,496	$230,263
Short-term investments	164,017	163,149
Accounts receivable, net	210,820	180,680
Inventories, net	167,294	172,109
Prepaid expenses and other current assets	75,709	49,001
Deferred income taxes, net	29,832	33,393
Total current assets	885,168	828,595

Property and equipment, net	263,709	260,568
Goodwill	146,433	146,520
Intangible assets, net	86,398	82,310
Other long-term assets	23,424	25,558
Total assets	$1,405,132	$1,343,551

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$63,982	$56,614
Accrued compensation	32,727	25,189
Deferred revenue - current	104,570	96,117
Accrued expenses and other liabilities	16,139	17,627
Other taxes payable	33,063	29,808
Total current liabilities	250,481	225,355

Deferred income taxes	42,374	44,620
Liability for uncertain tax positions	24,700	23,572
Deferred revenue - long-term	23,435	21,389
Other long-term liabilities	6,249	5,531
Total liabilities	347,239	320,467

Stockholders' equity:
Preferred stock	-	-
Common stock	1,273	1,257
Additional paid-in capital	635,640	604,330
Retained earnings	420,216	414,947
Accumulated other comprehensive income	764	2,550
Total stockholders' equity	1,057,893	1,023,084
Total liabilities and stockholders' equity	$1,405,132	$1,343,551

National Instruments
Condensed Consolidated Statements of Income
(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net sales:
Product	$288,224	$275,663	$550,488	$541,081
Software maintenance	24,487	20,463	46,897	41,533
Total net sales	312,711	296,126	597,385	582,614

Cost of sales:
Product	80,642	82,787	150,263	151,413
Software maintenance	1,179	1,028	2,760	2,642
Total cost of sales	81,821	83,815	153,023	154,055

Gross profit	230,890	212,311	444,362	428,559

Operating expenses:
Sales and marketing	119,374	112,561	231,290	226,631
Research and development	55,851	58,473	111,110	119,729
General and administrative	23,640	22,156	46,113	45,000
Acquisition related adjustment	-	-	-	(1,316)
Total operating expenses	198,865	193,190	388,513	390,044

Operating income	32,025	19,121	55,849	38,515

Other income (expense):
Interest income	234	177	431	362
Net foreign exchange loss	(603)	(1,051)	(553)	(2,513)
Other income, net	265	400	353	424

Income before income taxes	31,921	18,647	56,080	36,788

Provision for income taxes	7,398	4,226	12,834	3,767

Net income	$24,523	$14,421	$43,246	$33,021

Basic earnings per share	$0.19	$0.12	$0.34	$0.27
Diluted earnings per share	$0.19	$0.12	$0.34	$0.26

Weighted average shares outstanding -
basic	126,887	124,377	126,433	123,845
diluted	127,512	125,270	127,123	124,824

Dividends declared per share	$0.15	$0.14	$0.30	$ 0.28

National Instruments
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
	Six Months Ended June 30,
	2014	2013
Cash flow from operating activities:
Net income	$43,246	$33,021
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	33,357	33,555
Stock-based compensation	12,881	14,006
Tax expense/(benefit) expense from deferred income taxes	1,398	(3,633)
Tax benefit from stock option plans	(1,055)	(2,042)
Changes in operating assets and liabilities:
Accounts receivable	(30,140)	14,358
Inventories	4,815	(14,732)
Prepaid expenses and other assets	(25,942)	(18,418)
Accounts payable	7,368	(10,612)
Deferred revenue	10,499	5,097
Taxes and other liabilities	12,011	(6,208)
Net cash provided by operating activities	68,438	44,392

Cash flow from investing activities:
Capital expenditures	(22,109)	(33,147)
Capitalization of internally developed software	(16,797)	(8,073)
Additions to other intangibles	(1,634)	(2,710)
Purchases of short-term investments	(80,515)	(16,039)
Sales and maturities of short-term investments	79,647	35,234
Net cash used by investing activities	(41,408)	(24,735)

Cash flow from financing activities:
Proceeds from issuance of common stock	17,124	20,612
Dividends paid	(37,976)	(34,727)
Tax benefit from stock option plans	1,055	2,042
Net cash used by financing activities	(19,797)	(12,073)

Net change in cash and cash equivalents	7,233	7,584
Cash and cash equivalents at beginning of period	230,263	161,996
Cash and cash equivalents at end of period	$237,496	$169,580

National Instruments
Detail of GAAP charges related to revenue, stock-based compensation, amortization of acquisition intangibles and acquisition related transaction costs
(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Stock-based compensation
Cost of sales	$358	$408	$799	$829
Sales and marketing	2,767	2,926	5,578	5,999
Research and development	2,273	2,596	4,724	5,333
General and administrative	930	942	1,780	1,845
Provision for income taxes	(1,797)	(1,877)	(3,633)	(3,691)
Total	$4,531	$4,995	$9,248	$10,315

Amortization of acquisition intangibles
Cost of sales	$2,663	$2,613	$5,329	$5,373
Sales and marketing	452	498	918	1,016
Research and development	400	569	806	1,242
Other income, net	167	188	337	381
Provision for income taxes	(1,216)	(1,268)	(2,440)	(2,618)
Total	$2,466	$2,600	$4,950	$5,394

Acquisition related adjustment and transaction costs
Cost of sales	$-	$3	$-	$3
Sales and marketing	88	142	176	260
Research and development	153	266	306	410
General and administrative	42	69	107	175
Acquisition related adjustment	-	-	-	(1,316)
Provision for income taxes	(99)	(153)	(206)	(259)
Total	$184	$327	$383	$(727)

National Instruments
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Reconciliation of Gross Profit to Non-GAAP Gross Profit
Gross profit, as reported	$230,890	$212,311	$444,362	$428,559
Stock-based compensation	358	408	799	829
Amortization of acquisition intangibles	2,663	2,613	5,329	5,373
Acquisition related transaction costs	-	3	-	3
Non-GAAP gross profit	$233,911	$215,335	$450,490	$434,764
Non-GAAP gross margin	75%	73%	75%	75%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses
Operating expenses, as reported	$198,865	$193,190	$388,513	$390,044
Stock-based compensation	(5,970)	(6,464)	(12,082)	(13,177)
Amortization of acquisition intangibles	(852)	(1,067)	(1,724)	(2,258)
Acquisition related adjustment	-	-	-	1,316
Acquisition related transaction costs	(283)	(477)	(589)	(845)
Non-GAAP operating expenses	$191,760	$185,182	$374,118	$375,080

Reconciliation of Operating Income to Non-GAAP Operating Income
Operating income, as reported	$32,025	$19,121	$55,849	$38,515
Stock-based compensation	6,328	6,872	12,881	14,006
Amortization of acquisition intangibles	3,515	3,680	7,053	7,631
Acquisition related adjustment	-	-	-	(1,316)
Acquisition related transaction costs	283	480	589	848
Non-GAAP operating income	$42,151	$30,153	$76,372	$59,684
Non-GAAP operating margin	13%	10%	13%	10%

Reconciliation of Income before income taxes to Non-GAAP Income before income taxes
Income before income taxes, as reported	$31,921	$18,647	$56,080	$36,788
Stock-based compensation	6,328	6,872	12,881	14,006
Amortization of acquisition intangibles	3,682	3,868	7,390	8,012
Acquisition related adjustment	-	-	-	(1,316)
Acquisition related transaction costs	283	480	589	848
Non-GAAP income before income taxes	$42,214	$29,867	$76,940	$58,338

Reconciliation of Provision for income taxes to Non-GAAP Provision for income taxes
Provision for income taxes, as reported	$7,398	$4,226	$12,834	$3,767
Stock-based compensation	1,797	1,877	3,633	3,691
Amortization of acquisition intangibles	1,216	1,268	2,440	2,618
Acquisition related adjustment and transaction costs	99	153	206	259
Non-GAAP provision for income taxes	$10,510	$7,524	$19,113	$10,335

National Instruments
Reconciliation of GAAP Net Income, Basic EPS and Diluted EPS to Non-GAAP Net Income, Non-GAAP Basic EPS and Non-GAAP Diluted EPS
(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net income, as reported	$24,523	$14,421	$43,246	$33,021
Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation, net of tax effect	4,531	4,995	9,248	10,315
Amortization of acquisition intangibles, net of tax effect	2,466	2,600	4,950	5,394
Acquisition related adjustment	-	-	-	(1,316)
Acquisition related transaction costs, net of tax effect	184	327	383	589
Non-GAAP net income	$31,704	$22,343	$57,827	$48,003

Basic EPS, as reported	$0.19	$0.12	$0.34	$0.27
Adjustment to reconcile basic EPS to non-GAAP
basic EPS:
Impact of stock-based compensation, net of tax effect	0.04	0.04	0.08	0.09
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02	0.04	0.04
Acquisition related adjustment	-	-	-	(0.01)
Impact of acquisition related transaction costs, net of tax effect	-	-	-	-
Non-GAAP basic EPS	$0.25	$0.18	$0.46	$0.39

Diluted EPS, as reported	$0.19	$0.12	$0.34	$0.26
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS
Impact of stock-based compensation, net of tax effect	0.04	0.04	0.07	0.09
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02	0.04	0.04
Acquisition related adjustment	-	-	-	(0.01)
Impact of acquisition related transaction costs, net of tax effect	-	-	-	-
Non-GAAP diluted EPS	$0.25	$0.18	$0.45	$0.38

Weighted average shares outstanding -
Basic	126,887	124,377	126,433	123,845
Diluted	127,512	125,270	127,123	124,824

National Instruments
Reconciliation of Net Income and Diluted EPS to EBITDA and EBITDA Diluted EPS
(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net income, as reported	$24,523	$14,421	$43,246	$33,021
Adjustments to reconcile net income to EBITDA:
Interest income	(234)	(177)	(431)	(362)
Tax expense	7,398	4,226	12,834	3,767
Depreciation and amortization	16,363	16,726	33,357	33,555
EBITDA	$48,050	$35,196	$89,006	$69,981

Diluted EPS, as reported	$0.19	$0.12	$0.34	$0.26
Adjustment to reconcile diluted EPS to EBITDA
Interest income	-	-	-	-
Taxes	0.06	0.03	0.10	0.03
Depreciation and amortization	0.13	0.13	0.26	0.27
EBITDA diluted EPS	$0.38	$0.28	$0.70	$0.56

Weighted average shares outstanding - Diluted	127,512	125,270	127,123	124,824

Reconciliation of GAAP to Non-GAAP EPS Guidance
(unaudited)
	Three months ended
	September 30, 2014

	Low	High
GAAP Fully Diluted EPS, guidance	$0.24	$0.36
Adjustment to reconcile diluted EPS to non-GAAP
diluted EPS:
Impact of stock-based compensation, net of tax effect	0.04	0.04
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02

Non-GAAP diluted EPS, guidance	$0.30	$0.42